UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2004

ENTRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-24733	62-1670648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hanover Park, Suite 800 16633 Dallas Parkway Addison, Texas	75001
(Address of Principal Executive Office)	(Zip Code)

972-713-5800

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On April 30, 2004, the Audit Committee of the Board of Directors of Entrust, Inc. (the “Company”) voted to dismiss Ernst & Young LLP (“E&Y”) as the Company’s independent certifying public accountant, effective upon the filing of the Company’s quarterly report on Form 10-Q for the first quarter ended March 31, 2004.

E&Y’s report on the Company’s consolidated financial statements for the year ended December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2003 and the subsequent interim period prior to E&Y’s dismissal, (1) there was no disagreement between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to E&Y’s satisfaction, would have caused the auditors to make reference to the subject matter of the disagreement in connection with any report issued by them, and (2) there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated May 6, 2004, along with a copy of a letter from E&Y to the Company, dated May 4, 2004, confirming the termination of the client-auditor relationship between the Company and E&Y, were filed as Exhibit 16 to this Current Report on Form 8-K.

The Company engaged the accounting firm of Grant Thornton LLP (“Grant Thornton”) on May 6, 2004 as the principal accountant to audit the Company’s consolidated financial statements for the year ending December 31, 2004. During the years ended December 31, 2002 and 2003 and the subsequent interim period prior to the engagement of Grant Thornton, the Company did not consult with Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was the subject of a disagreement or reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K with the Company’s former accountant.

In conjunction with the 2004 annual meeting of stockholders, the Company has solicited proxies to ratify the appointment of E&Y as the independent public accountants of the Company for the fiscal year ending December 31, 2004. As a result of the dismissal of E&Y, the Company’s Board of Directors has elected to withdraw its proposal for stockholder ratification of the appointment of E&Y. No action relating to the Company’s independent public accountants will be taken at the 2004 annual meeting of stockholders.

On March 18, 2003, as disclosed in a Current Report on Form 8-K filed by the Company on March 25, 2003, the Audit Committee of the Board of Directors of the Company voted to dismiss Deloitte & Touche LLP as the Company’s independent certifying public accountant. E&Y was engaged on March 25, 2003 as the principal accountant to audit the Company’s consolidated financial statements for the year ended December 31, 2003. Such Current Report on Form 8-K is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description
16	Letters from Ernst & Young LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRUST, INC.

Date: May 6, 2004	By:	/s/ David J. Wagner
David J. Wagner
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16	Letters from Ernst & Young LLP.